SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 Third Amendment

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report: (Date of earliest event reported): December 30, 2003

                         Commission File No.: 000-32763



                           UNITECH ENERGY CORPORATION
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Nevada                                            86-1024733
--------------------------------------------------------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


             Suite 1250 520 5th Ave. S.W., Calgary, Alberta T2P 3R7
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (403) 206-2437
                            ------------------------
                            (Issuer telephone number)


                            POWER PROFESSIONALS, INC.
                   -------------------------------------------
                   (Former name, if changed since last report)

            #B3A323-8776 E. Shea Boulevard, Scottsdale, Arizona 85260
          ------------------------------------------------------------
                 (Former address, if changed since last report)


ITEM 1. CHANGE IN CONTROL OF REGISTRANT

On January 28, 2004, Deanna Olson, an officer and director of the Registrant, returned 212,500 shares of the Registrant's common stock held in her name to the treasury of the Registrant. On January 28, 2004, Kevin Ericksteen, an officer and director of the Registrant, returned 212,500 shares of the Registrant's common stock held in his name to the treasury of the Registrant. Thereafter, the Registrant had 575,000 shares of common stock issued and outstanding.

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On January 28, 2004, the Board of Directors of the Registrant authorized a 30 to
1 forward split of the Registrant's common stock. After the forward split, the Registrant had 17,250,000 shares of its common stock outstanding.

On January 28, 2004, after the forward split, the Registrant issued 850,000 shares of the Registrant's restricted common stock to an accredited investor for an aggregate purchase price of $425,000. The shares were issued pursuant to exemptions from registration as set forth in Regulation D and Section 4(2) of the Securities Act of 1933. Upon the issuance of said shares, the Registrant had 18,100,000 shares of its common stock issued and outstanding.

On February 10, 2004, the Registrant issued an aggregate of 5,142,857 common shares pursuant to a Share Exchange Agreement dated January 31, 2004 (the "Share Exchange Agreement"). The issuance increased the amount of the Registrant's issued and outstanding shares to 23,242,857 from 18,100,000.

The following table sets forth information with respect to ownership or beneficial ownership of more than five percent (5%), of the Registrant's outstanding common shares known by the Registrant based upon 23,242,857 shares outstanding after the issuance of shares pursuant to the Share Exchange
Agreement:

Name of Beneficial Owner            Shares Beneficially
or Name of Officer or Director              Owned                      Percent
--------------------------------------------------------------------------------
James Durward                            9,495,792                      40.88%
President, Treasurer/Director
3632-13th Street, S.W.
Calgary, Alberta T2T 3R1
--------------------------------------------------------------------------------



ITEM 2. ACQUISTION OR DISPOSITION OF ASSETS

On February 10, 2004, pursuant to the Share Exchange Agreement, the Registrant and its shareholders acquired 5,717,563 shares of the common stock of Unitech Energy Corp., an Alberta corporation, constituting 100% of the issued and outstanding shares of its common stock, for 5,142,857 newly issued shares of Registrant's common stock and 11,127,143 shares of the Registrant's previously issued common stock held by its shareholders a pro rata basis with the shareholders of Unitech Energy Corp., an Alberta corporation. As a result of the acquisition, Unitech Energy Corporation, an Alberta corporation, became a wholly-owned subsidiary of the Registrant. The transaction was approved by the written consent of a majority of the shareholders of the Registrant in accordance with the laws of the State of Nevada.


ITEM 4 Changes in Registrant's Certifying Accountant.

On June 21, 2004, we appointed Bateman Houston, C.P.A. as our new principal independent accountants with the approval of our Board of Directors.
Accordingly, we dismissed Braverman and Company, P.C. on June 21, 2004. Braverman and Company, P.C. has acted as our principal independent accountant since the inception of our company in July, 1998.

During our recent fiscal year ended December 31, 2003, and the subsequent interim period through the date of dismissal, there were no disagreements with Braverman and Company,P.C. on any matter of accounting principles or practices,


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financial  statement   disclosure,   or  auditing  scope  or  procedure,   which
disagreements, if not resolved to the satisfaction of Braverman & Company, P.C., would have caused it to make reference to such matter of the disagreements in connection with its reports.

The reports of Braverman & Company, P.C.on our financial statements for the past two years contained no adverse opinion or disclaimer of opinion,nor was qualified or modified as to audit scope or accounting principals. The reports were qualified as to uncertainty and contained a "going concern" qualification.

We provided Braverman and Company, P.C. with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Braverman and Company,P.C., dated June 23, 2004, is attached to this Form 8-K as an exhibit.


ITEM 5. OTHER EVENTS.

On February 10, 2004, Kevin Ericksteen resigned as the President of Registrant and Deanna Olson resigned as Secretary and Treasurer of Registrant. The Board of Directors appointed James Durward to the offices of President and Treasurer of Registrant, and Christopher A. Kolacy to the office of Treasurer to serve until their re-election, resignation or removal.

On December 30, 2003, 100% of the shareholders of Registrant, by written consent, voted to amend Registrant's Articles of Incorporation to (i) change the name of Registrant from "Power Professionals, Inc." to "Unitech Energy Corporation." The Certificate of Amendment was filed with the Nevada Secretary of State on December 30, 2003. The Certificate of Amendment erroneously reflected less than the unanimous consent of the shareholders of Registrant approving the amendment to the Registrant's Certificate of Incorporation. On June 24,2004 Registrant filed a Certificate of Correction with the Nevada Secretary of State correcting the error to the Certificate of Amendment to reflect that 100% of the shareholders of Registrant approved the amendment.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

On February 10, 2004, Kevin Ericksteen and Deanna Olson, without disagreements or conflicts, resigned their positions as Directors of Registrant. Prior to their resignation, Mr. Ericksteen and Ms. Olson unanimously appointed James Durward and Christopher A. Kolacy to replace them as Directors of the Registrant via written consent in accordance with the laws of the State of Nevada.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

2.0 Exhibits: The exhibits listed below are attached and filed as part of this report:

Exhibits Description
-------- --------------
2.1      Resignation Letter of Kevin Ericksteen
2.2      Resignation Letter of Deanna Olson
2.3      Certificate of Amendment
2.4      Share Exchange Agreement
2.5      Certificate of Correction
6.1      Letter of Braverman & Company, P.C.

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                  Unitech Energy Corp.

                                                  By:  /s/ James Durward
July 23, 2004                                    ---------------------------
                                                           James Durward
                                                           President


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